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                                                                   EXHIBIT 10.1

                             FIFTH AMENDMENT TO LEASE

         This Fifth Amendment to Lease (the "Amendment") is made as of this 30th day of April, 1999, by and between Robert F. Tambone, as Trustee of MAT Realty Trust, u/d/t dated June 4, 1986 and recorded with the Worcester County Registry of Deeds in Book 9569, Page 286 (the "Landlord") and VISTA Medical Technologies, Inc., a Delaware corporation, successor in interest to OKTAS, a Massachusetts general partnership of which OKTAS, Inc., a Massachusetts corporation and VISTA Medical Technologies, Inc., a California corporation were the sole general partners (the "Tenant").

         Reference is hereby made to a certain lease (as amended, the "Lease") dated as of April 14, 1994 by and between Landlord and Tenant; a certain First Amendment to Lease dated as of March__, 1996 (the "First Amendment"); a certain Second Amendment to Lease dated as of October 28, 1996 (the "Second Amendment"); a Third Amendment to Lease dated as of September 1, 1997 (the "Third Amendment"); and a Fourth Amendment to Lease dated as of October 30, 1997; all relating to certain space in the building located at 134 Flanders Road, Westborough, Massachusetts. The Guaranty of Kaiser Aerospace and Electronics Corporation, a Nevada corporation, remains with respect to the obligations arising from the 8,733 square feet originally leased under the Lease (the "Original Premises"), and the obligations of Tenant under the First Amendment are secured by a security deposit in lieu of a guaranty. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Lease.

         WHEREAS, Landlord and Tenant desire to extend the term of the Lease with respect to certain portions of the Premises leased under the Lease, and in consideration thereof, to increase the rent and otherwise to amend the Lease in the manner hereinafter provided;

         NOW, THEREFORE, in consideration of the agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease as of May 1, 1999 (the "Effective Date") as follows:

         1. The modifications to the Lease effected hereby are summarized in the Lease Summary Table attached hereto as Exhibit B. Landlord and Tenant hereby agree that the information expressed in such Table is true and correct in all respects. In the event of any inconsistency between the information described on the attached Lease Summary Table and the amendments described herein, the information in the attached Table shall govern.

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         2. In addition to the Base Rent described in Section 1.1 of the
Lease, and in addition to the Base Rent described in the First Amendment, Second Amendment, Third Amendment, and Fourth Amendment, the following is inserted therewith and added thereto:

         "Original Premises and First Amendment Additional Premises Base Rent": The sums set forth below, as the same may be adjusted and/or abated pursuant to this Lease:

         (a) For the period from and including May 1, 1999 through October 31, 2000, One Hundred Eighty Thousand Four Hundred Forty One Dollars ($180,441.00) annually ($15,036.75 monthly) ($13.50 per square foot of Premises Rentable Area).

         (b) For the period from and including November 1, 2000 through October 31, 2001, One Hundred Ninety Three Thousand Eight Hundred Seven and 50/100ths Dollars ($193,807) annually ($16,150.58 monthly) ($14.50 per square foot of Premises Rentable Area).

         "Third Amendment Additional Premises Base Rent" for the period from and including September 1, 2001 through October 31, 2001 is hereby modified from the $12 per rentable square foot of Premises Rentable Area specified in the Third Amendment to the following:

         (a) Fifty Seven Thousand Nine Hundred Two Dollars ($57,902) annually ($4,825.17 monthly) ($13.00 per square foot of the Premises Rentable Area).

         "Fourth Amendment Additional Premises Base Rent" for the period from and including May 1, 1999 through October 31, 2002, as follows:

         (a) For the period from and including May 1, 1999 through October 31, 2000, One Hundred Thirty Six Thousand Six Hundred Six and 50/100ths Dollars ($136,606.50) annually ($11,383.88 monthly)
                  ($13.50 per square foot of the Premises Rentable Area).

         (b) For the period from and including November 1, 2000 through October 31, 2001, One Hundred Fifty One Thousand Seven Hundred Eighty Five Dollars ($146,725.50) annually ($12,227.13 monthly) ($14.50 per square foot of the Premises Rentable
                  Area).



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         (c)      For the period from and including November 1, 2001 through
                  October 31, 2002, One Hundred Fifty One Thousand Seven Hundred Eighty Five ($151,785) annually ($12,648.75 monthly) ($15.00 per square foot of Premises Rentable Area).

                  The Base Rent changes effected by the foregoing shall commence to be due and payable on the Effective Date."

         3. The Term for the Original Premises (8,733 rentable square feet) and the First Amendment Additional Premises (4,663 rentable square feet) shall be extended from the Effective Date through October 31, 2001. The Term for the Second Amendment Additional Premises, the Third Amendment Additional Premises, and the Fourth Amendment Additional Premises shall be unchanged by this Fifth Amendment, i.e., the Term Expiration Date for the Second Amendment Additional Premises and for the Third Amendment Additional Premises shall continue to be October 31, 2001 and the Term Expiration Date for the Fourth Amendment Additional Premises shall continue to be October 31, 2002.

         4. Except as otherwise expressly stated herein, the Additional Premises shall be delivered to Tenant by Landlord in its "AS IS" condition on the Effective Date and thereupon shall become part of the Premises. Landlord shall not be obligated to install any tenant improvements. Any work done by Tenant in the Additional Premises shall be done in full compliance with all applicable laws and regulations, with Section 5.2 of the Lease, and with all other applicable provisions of the Lease.

         5. Landlord and Tenant agree that Tenant shall be obligated to pay, in the manner specified in Section 8.2 of the Lease, a management fee of three (3%) percent of Base Rent for the entire Term relative to the Premises, the Additional Premises, the Second Amendment Additional Premises, the Third Amendment Additional Premises and the Fourth Amendment Additional Premises.

         Except as expressly set forth herein, the Lease shall remain unmodified and in full force and effect.

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         IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, under seal, by persons hereunto duly authorized, in multiple copies, each to be considered an original hereof, as of the date first set forth above.

                                            LANDLORD:


                                             /s/ ROBERT F. TAMBONE
                                             ---------------------
                                             Robert F. Tambone, Trustee as
                                             aforesaid and not individually



                                             TENANT:

                                             VISTA MEDICAL TECHNOLOGIES, INC., a
                                             Delaware corporation


                                             By: /s/ JOHN LYON
                                                --------------------
                                             Name: JOHN LYON
                                                --------------------
                                             Title: PRESIDENT
                                                --------------------